AMENDMENT TO 1995 MASTER LEASE DOCUMENT AND FACILITY LEASES


           THIS AMENDMENT TO MASTER LEASE DOCUMENT AND FACILITY LEASES, dated as of May 10, 1996 between HEALTH AND RETIREMENT PROPERTIES TRUST (formerly known as Health and Rehabilitation Properties Trust), a Maryland real estate investment trust ("LANDLORD"), having its principal office at 400 Centre Street, Newton, Massachusetts 02158, and ECA HOLDINGS, INC., a Delaware corporation ("TENANT") having its principal office at 3050 North Horseshoe Drive, Naples, Florida 33942.

                                    RECITALS

           WHEREAS, Landlord and Tenant have entered into leases for certain real property, and the related improvements and personal property, located in Kansas, Missouri, Iowa and Nebraska, each of which is dated as of April 1, 1995 (the "1995 LEASES"), each incorporating by reference a Master Lease Document, General Terms and Conditions dated as of April 1, 1995 (the "1995 MASTER LEASE DOCUMENT") between Landlord and Tenant;

           WHEREAS, Landlord and Tenant have agreed to amend the Leases and the Master Lease as hereinafter provided;

           NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

                      SECTION I. AMENDMENTS TO MASTER LEASE

           A. The Recitals to the Master Lease are amended to include the following additional recital F:

           F. Pursuant to those five Facility Leases each dated as of May 10, 1996 between Landlord as Landlord, and one of Marietta/SCC, Inc., Glenwood/SCC, Inc., Dublin/SCC, Inc., Macon/SCC, Inc. and College Park/SCC, Inc., each a Georgia corporation (together with their successors and assigns, collectively, the "SCC SUBSIDIARIES and individually, an "SCC SUBSIDIARY") as tenants, each of which Facility Leases incorporates by reference that certain Master Lease Document, General Terms and Conditions dated as of May 10, 1996 (the "1996 MASTER LEASE DOCUMENT") between the Landlord and the SCC Subsidiaries, Landlord currently leases to the SCC Subsidiaries certain real property, and the related improvements and personal property located in Georgia (such leases being the "1996 LEASES" and such properties being the "1996 LEASED PROPERTIES").

           B. The first paragraph of SECTION 2.4 to the Master Lease Document is amended in full to read as follows:


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           2.4        EXTENDED TERM.

           Tenant shall have the right to extend the Term as set forth in the applicable Lease and below (the "EXTENDED TERM(S)"), provided (a) Tenant or each SCC Subsidiary has (i) with respect to the First Extended Term, irrevocably exercised such right or its right to extend the term of all, and not less than all, of the 1993 Leases or all, and not less than all, of the 1996 Leases to which it is a party for the First Extended Term thereunder, and (ii) with respect to the Second Extended Term, irrevocably exercised such right or its right to extend the term of all, and not less than all, of the 1993 Leases or all, and not less than all, of the 1996 Leases to which it is a party for the Second Extended Term thereunder, (b) no Default shall have occurred and be continuing under the applicable Lease or the Master Lease Document, any other Lease pertaining to the Collective Leased Properties, any 1993 Lease pertaining to the 1993 Leased Properties, or any 1996 Lease pertaining to the 1996 Leased Properties, and (c) the applicable Lease and each other Lease pertaining to the Collective Leased Properties, each 1993 Lease pertaining to a 1993 Leased Property and each 1996 Lease pertaining to a 1996 Leased Property shall be in full force and effect (other than any such lease that has been terminated in accordance with the provisions hereof or thereof, following a condemnation or casualty involving the related leased property).

           C. SECTION 20.1 to the Master Lease Document is amended in full to read as follows:

           20.1       FIRST REFUSAL TO PURCHASE.

           Tenant shall have a right of first refusal to purchase the applicable Leased Property (subject to SECTION 21.1) upon the same price, terms and conditions as Landlord shall propose to sell such Leased Property, or upon the same price, terms and conditions of any written offer from a third party to purchase such Leased Property which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided) provided, (a) no Default has occurred and is continuing, (b) the Leases for each of the Collective Leased Properties, the 1993 Leases for each of the 1993 Leased Properties and the 1996 Leases for each of the 1996 Leased Properties shall be in full force and effect (other than any Lease, 1993 Lease or 1996 Lease that has been terminated in accordance with the provisions hereof or thereof, following a condemnation or casualty involving such leased property), (c) other than as expressly permitted by ARTICLE 16 hereof or of the 1993 Master Lease Document, Tenant shall not have assigned the Leases for any of the Collective Leased Properties or the 1993 Leases for the 1993 Leased Properties or subleased all or any portion of the Collective Leased Properties or the 1993 Leased Properties, and (d) other than as expressly permitted by ARTICLE 16 of the 1996 Master Lease Document, no SCC Subsidiary shall have assigned any of the 1996 Leases for any of the 1996 Leased Properties or subleased all or any portion of the 1996 Leased Properties, during the Term. If, during the Term and for sixty
(60) days after expiration of the Term, Landlord reaches such agreement with a third party or proposes to offer the applicable Leased Property for sale, Landlord shall promptly give Notice to Tenant of the purchase price and all other material terms and conditions of such agreement or proposed sale and Tenant shall have thirty (30) days thereafter to exercise Tenant's right of first refusal to purchase by Notice to Landlord thereof.

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Failure of Tenant to respond  within such 30-day period shall be deemed a waiver of Tenant's  right to purchase  such Leased  Property  pursuant to this  SECTION
20.1. If Tenant exercises its right of first refusal, the sale to Tenant shall be consummated upon the same terms and conditions as contained in such agreement or Landlord's Notice of the proposed sale (including all terms certain in such agreement or Notice relating to any security deposit or fee, and the date of closing). Such sale to Tenant shall be made in accordance with the provisions of
ARTICLE 15, to the extent not inconsistent herewith, no later than the closing date (or, if no closing date is specified in such agreement or Notice, thirty
(30) days after Tenant exercises its right of first refusal), specified in such agreement or Notice. If Tenant shall not exercise its right of first refusal within the time period and in the manner above provided, Landlord shall be free to sell such Leased Property to any third party at a price and upon terms substantially similar and in any event no less favorable to Landlord than those offered to Tenant. Tenant shall be entitled to exercise its right of first refusal as provided in this SECTION 20.1 as to any subsequent or proposed sale during the Term.

           Tenant's right of first refusal shall be applicable to all sales or proposed sales of any portion of the applicable Leased Personal Property.

           D. SECTION 20.2 to the Master Lease Document is amended in full to read as follows:

           20.2       FIRST REFUSAL TO LEASE.

           Tenant shall have a first refusal option to lease the Leased Property for a period of thirty (30) days after the expiration of the Term, upon the same terms and conditions as Landlord shall propose to lease the Leased Property to a third party or upon the same terms and conditions of any offer from any third party which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided) provided, (a) no Default has occurred and is continuing, (b) the Leases for each of the Collective Leased Properties, the 1993 Leases for each of the 1993 Leased Properties and the 1996 Leases for each of the 1996 Leased Properties shall be in full force and effect (other than any Lease, 1993 Lease or 1996 Lease that has been terminated in accordance with the provisions hereof or thereof following a condemnation or casualty involving such leased property), (c) other than as expressly permitted by ARTICLE 16 hereof or of the 1993 Master Lease Document, Tenant shall not have assigned the Leases for any of the Collective Leased Properties or the 1993 Leases for any of the 1993 Leased Properties or subleased all or any portion of the Collective Leased Properties or the 1993 Leased Properties and (d) other than as expressly permitted by ARTICLE 16 of the 1996 Master Lease Document, no SCC Subsidiary shall have assigned any of the 1996 Leases for any of the 1996 Leased Properties or subleased all or any portion of the 1996 Leased Properties, during the Term. If, at any time prior to the expiration of such thirty (30) day period, Landlord reaches such agreement with a third party or proposes to lease the Leased Property to a third party, Landlord shall promptly notify Tenant of the rental rates and all other material terms of such agreement or proposal and Tenant shall have five (5) days after receipt of such notice within which time to exercise its right of first refusal to lease. Landlord and Tenant shall enter into a new lease of the Leased Property, in form reasonably satisfactory to both Landlord and Tenant, as soon as

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practicable  after the date of receipt  by  Landlord  of  Tenant's  election  to exercise such right of first refusal to lease. Failure of Tenant to give such notice to Landlord within such five (5) day period and such thirty (30) day period, as the case may be, or to enter into such new lease within fifteen (15) days after exercise of such right of first refusal to lease shall be deemed a waiver of Tenant's rights pursuant to this SECTION 20.2.

           E. SECTION 20.4 to the Master Lease Document is amended in full to read as follows:

           20.4 TENANT'S OPTION TO PURCHASE THE LEASED PROPERTY.

           Provided, (a) no Default has occurred and is continuing at the time of exercise of the purchase option provided for in this SECTION 20.4 or at the time of payment of the purchase price provided for in this SECTION 20.4, (b) the Leases for each of the Collective Leased Properties, the 1993 Leases for the 1993 Leased Properties and the 1996 Leases for the 1996 Leased Properties (other than leases that have been terminated in accordance with the provisions hereof or thereof following a condemnation or casualty involving the related leased property) shall be in full force and effect, (c) other than as expressly permitted by ARTICLE 16 hereof or of the 1993 Master Lease Document, Tenant shall not have assigned the Leases for any of the Collective Leased Properties or the 1993 Leases for the 1993 Leased Properties or subleased all or any portion of the Collective Leased Properties or the 1993 Leased Properties and
(d) other than as expressly permitted by ARTICLE 16 of the 1996 Master Lease Document, no SCC Subsidiary shall have assigned any of the 1996 Leases for any of the 1996 Leased Properties or subleased all or any portion of the 1996 Leased Properties, effective on not less than twelve (12) months' Notice, given not more than eighteen (18) months prior to the expiration of the then current Term of the Leases (such Notice to be accompanied by a non-refundable deposit made by certified check payable to Landlord in an amount equal to five percent (5%) of the Option Purchase Price), Tenant shall have the option to purchase the Collective Leased Properties at a purchase price (the "OPTION PURCHASE PRICE") equal to the greater of (i) the applicable Option Percentage multiplied by the sum of (x) the aggregate of the Adjusted Purchase Prices of such Collective Leased Properties and (y) $1,000,000 and (ii) the aggregate of the Fair Market Value Purchase Prices, in each case determined as of the last day of the applicable Term during which such option is exercised; PROVIDED, HOWEVER, in no event shall the Option Purchase Price exceed the amount equal to the applicable Option Percentage Cap multiplied by the sum of (x) the aggregate of the Adjusted Purchase Prices of such Collective Leased Properties and (y) $1,000,000.
Tenant's option to purchase is subject to (i) Tenant's exercising such option simultaneously with respect to all, and not less than all, of (A) the Collective Leased Properties that are then subject to a Lease, as provided herein and (B) the 1993 Properties that are then subject to a 1993 Lease as provided in the 1993 Lease, and (ii) the payment in full of all Indebtedness now or hereafter owed to Landlord by Tenant, Community Care, CCN, the Group B Subsidiaries, the SCC Subsidiaries or any of their respective Affiliates. Such purchase by Tenant shall be made in accordance with the provisions of ARTICLE 15 hereof and the closing date for such purchase shall be the date of expiration of the then current Term.


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             SECTION II. Amendment to 1995 Leases (Facility Leases)

           A. Paragraph 5. Each 1995 Lease is amended in full to read:

                      5. EXTENDED TERM. Subject to the provisions of SECTION 2.4 of the Master Lease Document, Tenant is hereby granted the right to renew the Lease for two consecutive optional renewal terms ("EXTENDED TERM(S)") as follows: (i) the "FIRST EXTENDED TERM" is for nine (9) years, ending on December 31, 2016, and (ii) the "SECOND EXTENDED TERM" is for thirteen (13) years, ending on December 31, 2029.

          SECTION III. EFFECT ON 1995 MASTER LEASE AND FACILITY LEASES


           1. Except as specifically provided above, the 1995 Master Lease and Facility Leases shall remain in full force and effect and are hereby ratified and confirmed.

           2. The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of the 1995 Master Lease and Facility Leases, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which Landlord or its successors and assigns may now or hereafter have under or in connection with the 1995 Master Lease and Facility Leases, as amended hereby or any of the instruments or documents referred to therein.

                            SECTION IV. EFFECTIVENESS

           This Amendment shall become effective as of the date first above indicated when a counterpart to this Amendment shall have been executed by each of the parties hereto.

                      SECTION V. COSTS, EXPENSES AND TAXES

           Tenant agrees to pay all costs and expenses of Landlord in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of Sullivan & Worcester, special counsel to Landlord with respect thereto.

                            SECTION VI. GOVERNING LAW

           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                      SECTION VII. NO LIABILITY OF TRUSTEES


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           THE  DECLARATION  OF TRUST  ESTABLISHING  LANDLORD,  DATED OCTOBER 9,
1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


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           IN WITNESS  WHEREOF,  the parties have executed  this  amendment as a sealed instrument as of the date first above written.

                                    LANDLORD:

                                    HEALTH AND RETIREMENT PROPERTIES TRUST,
                                    a Maryland real estate investment trust



                                    By:_____________________________________
                                                 Name:
                                                 Title:


                                     TENANT:

                                     ECA HOLDINGS, INC.,
                                     a Delaware corporation



                                     By:____________________________________
                                                  Name:
                                                  Title:

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